U. S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of Report:  November 4, 1997


Commission file number      0-19866


                            CELOX LABORATORIES, INC.
                            ------------------------
                     (Exact name of small business issuer as
                            specified in its charter)


           MINNESOTA                                           36-3384240
           ---------                                           ----------
  (State or other jurisdiction                              (I.R.S. Employer
of incorporation or organization)                         Identification Number)


1311 HELMO AVENUE, OAKDALE, MINNESOTA                             55128
----------------------------------------                          -----
(Address of principal executive offices)                        (Zip code)


Issuers telephone number, including area code:  (612) 730-1500


Item 5.  Other Events-Resignations from the Board of Directors

         During the last week of October, 1997 the Chairman of the Board of Directors requested and received resignations from the Company's three outside directors. These resignations had been requested by the Chairman based upon the strategic focus of the Company and the need for expertise in the bio medical field. As a result, the Company does not have any outside directors. The Company intends to identify and interview qualified candidates for the open director positions as soon as practical.


                                    SIGNATURE
                                    ---------
         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 Celox Laboratories, Inc.

November 4, 1997                                 By   /s/ Milo R. Polovina
                                                      Milo R. Polovina, Chairman